Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Fidelity Institutional AM® Global Equities Portfolio

SA Goldman Sachs Government and Quality Bond Portfolio

(the “Portfolios” and each, a “Portfolio”)

Supplement dated January 5, 2026, to each Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated July 28, 2025, as supplemented and amended to date

As previously disclosed in the Supplement dated September 19, 2025, on June 26, 2025, Corebridge Financial, Inc. (“Corebridge”), the ultimate parent company of SunAmerica Asset Management, LLC (“SunAmerica”), and Venerable Holdings, Inc. (“Venerable”) announced that they had entered into a definitive agreement pursuant to which Venerable would acquire SunAmerica (the “Transaction”). The Transaction closed on January 1, 2026.

Following the completion of the Transaction, SunAmerica became a wholly-owned subsidiary of Venerable.

In connection with SunAmerica’s change of control, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”) appointed Directed Services LLC, an affiliate of Venerable, as the new distributor, replacing Corebridge Capital Services, Inc., the prior distributor affiliated with Corebridge.

Additionally, the Board appointed Mr. Timothy W. Brown as a new trustee of the Trust, effective January 1, 2026. Mr. Brown is considered an “interested person” of the Trust due to his affiliation with Venerable.

The Transaction did not result in any changes to the portfolio management of the Portfolios, nor did it affect the Portfolios’ investment objectives or policies.

Effective immediately, the following changes are made to each Portfolio’s Prospectus and/or SAI, as applicable:

Address Changes

All references to the address for each of the Trust and SunAmerica are changed to the following: One World Trade Center, 285 Fulton Street, Suite 49M, New York, NY 10007.

Website Changes

All references to www.corebridgefinancial.com/getprospectus are replaced with https://venerable.onlineprospectus.net/funds/sast_sst/.

Change of Control of SunAmerica

The first paragraph in the subsection of the Prospectus entitled “Management – Information about the Investment Adviser and Manager” is deleted in its entirety and replaced with the following:

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser and manager for all of the portfolios of the Trust. SunAmerica selects the subadvisers for the portfolios, manages the investments for certain portfolios, oversees the subadvisers’ management of certain portfolios, provides various administrative services and supervises the daily business affairs of each portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $42.1 billion as of December 31, 2025. SunAmerica is a wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”). SunAmerica is located at One World Trade Center, 285 Fulton Street, Suite 49M, New York, NY 10007.

The last sentence of the fourth paragraph in the subsection of the Prospectus entitled “Management – Information about the Investment Adviser and Manager” is deleted in its entirety and replaced with the following:

In addition to serving as investment adviser and manager of the Trust, SunAmerica serves as adviser, manager and/or administrator for the series of Seasons Series Trust.

The second paragraph in the section of the SAI entitled “THE TRUST” is deleted in its entirety and replaced with the following:

Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”), and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”). Shares of the Trust are also held by certain portfolios of the Trust and of Seasons Series Trust (“SST”) that are managed as “funds-of-funds.” The life insurance companies listed above are collectively referred to as the “Life Companies.” AGL, USL and VALIC are indirect, majority-owned subsidiaries of Corebridge Financial, Inc.

The first sentence of the fourth paragraph in the section of the SAI entitled “THE TRUST” is deleted in its entirety and replaced with the following:

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), a Delaware limited liability company, a wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”), serves as investment adviser and manager for the Trust.

The first paragraph in the section of the SAI entitled “INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT” is deleted in its entirety and replaced with the following:

The Trust, on behalf of the Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at One World Trade Center, 285 Fulton Street, Suite 49M, New York, NY 10007, is a wholly-owned subsidiary of Venerable.

New Distributor

The subsection of the Prospectus entitled “Management – Information about the Distributor” is deleted in its entirety and replaced with the following:

Information about the Distributor

Directed Services LLC (the “Distributor”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.

All references to Corebridge Capital Services, Inc. serving as the distributor to the Trust in the SAI are replaced with Directed Services LLC.

The first paragraph in the subsection of the SAI entitled “DISTRIBUTION AGREEMENT” is deleted in its entirety and replaced with the following:

The Trust, on behalf of the Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and a wholly-owned subsidiary of Venerable, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolio. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to the Portfolio, for distribution to persons who are not shareholders of the Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolio, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders. Prior to January 1, 2026, Corebridge Capital Services, Inc. served as the Trust’s distributor.

Appointment of New Trustee

The heading “Interested Trustee” in the first table in the section of the SAI entitled “TRUSTEES AND OFFICERS OF THE TRUST” is renamed “Interested Trustees” and the table is supplemented as follows under “Interested Trustees”:

Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee2,3	Other Directorship(s) Held By Trustee4
Timothy W. Brown[6] 1968	Trustee	2026 – Present	President of Venerable Investment Advisers, LLC (since May 2023); Executive Vice President, Chief Legal Officer & Corporate Secretary of Venerable Holdings, Inc. (since June 2018); President & Chief Executive Officer of Venerable Insurance and Annuity Company (December 2022 to February 2024); President & Chief Executive Officer of Corporate Solutions Life Reinsurance Company (December 2022 to February 2024); Interim Chief Administrative & Operating Officer of Venerable Holdings, Inc. (December 2022 to May 2023).	73	Minority Corporate Counsel Association N-Gen Advisory Board (since February 2024); The Federation of Iowa Insurers (since June 2018).

6   Effective January 1, 2026, Mr. Brown was appointed as an Interested Trustee to the Trust’s Board. Mr. Brown is considered to be an Interested Trustee based on his positions with Venerable.

The third sentence of the first paragraph in the subsection of the SAI entitled “TRUSTEES AND OFFICERS OF THE TRUST – Leadership Structure of the Board” is deleted in its entirety and replaced with the following:

The Board is presently comprised of eight members, six of whom are Independent Trustees.

The subsection in the SAI entitled “TRUSTEES AND OFFICERS OF THE TRUST – Board and Committees – Interested Trustee” is renamed “Interested Trustees” and is supplemented as follows:

Timothy W. Brown. Mr. Brown has served as a Trustee since 2026. Mr. Brown has a background in the financial services industry, has held senior management positions with asset management and insurance companies, and has multiple years of service on the boards of private companies and organizations.

As of the date of this Supplement, Mr. Brown does not beneficially own any shares in the Trust or in any registered investment companies overseen by him within the Trust’s family of investment companies.

Removal of Officers

In the section of the SAI entitled “TRUSTEES AND OFFICERS OF THE TRUST,” references to Gregory N. Bressler, Donna McManus and Christopher J. Tafone are deleted in their entirety.

Other Changes Unrelated to the Transaction

Effective June 1, 2025, Christianne F. Kerns was appointed as the new Chair of the Ethics Committee. Effective December 10, 2025, Martha Willis was appointed as the new Chair of the Board, and Charles H. Self was appointed as the new Chair of the Audit Committee. All references to the Chair of the Ethics Committee, the Chairman of the Board and the Chair of the Audit Committee in the SAI are updated accordingly.

All references to the “Ethics Committee” are renamed the “Compliance and Risk Committee.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the applicable Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP4 (1/26)